068 SA3 02/21

SUPPLEMENT DATED FEBRUARY 24, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION

Dated October 1, 2020

OF

Franklin K2 alternative strategies Fund

(Franklin Alternative Strategies Funds)

The Statement of Additional Information is amended as follows:

In the “Goals, Strategies and Risks — Additional Strategies” section, the following is inserted  under the heading “Derivative Instruments”:

The Fund may invest, buy or engage in equity-related derivatives and complex securities, such as buying and writing call and put options on securities and indices that trade on national securities exchanges and over-the-counter (OTC), and buying and selling futures on equity securities and indexes and options on equity index futures, including exchange-traded options on indexes that measure stock volatility, such as the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®).

Please keep this supplement for future reference.